QUARTERLY REPORT
                                 JUNE 30, 2002

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                                                    July 3, 2002

Dear Fellow Shareholder:

  ENRON - WORLDCOM - TYCO - ADELPHIA - XEROX - GLOBAL CROSSING - ARTHUR ANDERSEN - HOLY MOLY, NOT MARTHA STEWART TOO! WHAT'S GOING ON HERE?!

  The financial landscape is littered with fallen corporate angels of late, relating not so much to the outlandish and egregious valuations in the technology and telecom arena we've discussed with you in the past two years, but rather, to outright corporate and accounting fraud. Over the past 24 months, we've discussed almost ad nauseam that the market had placed valuations on certain industries and individual securities which we deemed to be unrealistic and unsustainable. Many of those companies are now defunct. The issue that has come to the forefront of investors' minds in the last six months is that of the trust that investors can place in the numbers that companies report. The veracity of the reported numbers forms the bedrock for our capitalist system. Any hint that these numbers are not as they appear on the surface will - and clearly has - caused major financial tremors.

  There is the beginning of a groundswell of opinion that change is in order, and most assuredly, there will follow action to address these transgressions from quarters such as the Securities and Exchange Commission, Congress and the Financial Accounting Standards Board, the accounting oversight body. On the whole, efforts by these groups will help restore faith in our system. Perhaps a more immediate aid will come from corporate boards and chieftains that recognize the game has changed, causing them to behave in a more professional and ethical manner. It may take a few jail sentences to accelerate the process. We are reminded of a quote from Voltaire, the eighteenth century French philosopher, commenting on transgressions in the admiralty, "It's good to hang an admiral from time to time, to encourage the others to act accordingly."

  We hasten to add, however, that even as we read almost daily of flagrant corporate greed and that over 150 companies restated their earnings in each of the last three years, this still represents less than one percent of all
                                            ---------------------
  publicly-traded companies. By and large, most companies and corporate officers do fulfill the duties for which they are hired, and do heed and respect the trust placed in them by shareholders. At FMI Common Stock Fund, Inc., the quality of our companies' management teams has always been one of the cornerstones of our investment process.

  Before we discuss a couple of topics, we are pleased to report to you both the recent and long-term performance numbers for your Fund:

        FMI COMMON STOCK FUND - ANNUALIZED RETURNS THROUGH JUNE 30, 2002

                                   1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                   ------     -------    -------    --------
  FMI COMMON STOCK FUND              3.3%        9.7%     10.4%       13.6%
  NASDAQ Composite Index           -32.3%      -18.3%      0.3%       10.0%
  S&P 500 Index                    -18.0%       -9.2%      3.7%       11.4%
  Russell 2000 Index                -8.6%        1.7%      4.4%       11.0%
  Dow Jones Industrial Index       -10.3%       -3.9%      5.6%       13.2%

   Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that when redeemed an investor's shares may be worth more or less than their original cost.

  In our opinion, we have been able to obtain this level of performance through our persistent application of our philosophy and our constant focus on valuation, which have helped to protect your assets in difficult markets such as that which we have experienced in the past 12 months.

  There are two issues that we would like to briefly address: our oversight of options and corporate governance of the portfolio companies; and the quality of earnings these firms report.

  With regard to the former, we have always closely monitored option programs. With few exceptions, we have voted against option grants that dilute existing shareholders by more than 1-2% per annum. This has been unpopular with many management teams and has resulted in some unpleasant skirmishes. Since we are invested along with you, these are fights with a personal interest. We don't like dilution! Over the past half-decade we have turned decidedly negative on most option programs. While we continue to vote yes on "reasonable" option packages, we favor and encourage direct stock ownership. Traditional stock options carry no risk for management. It is a one-way street to increase compensation, sometimes to outlandish proportions. It encourages risky and short-term behavior, both anathema to long-term investment results. Only through direct stock ownership is management truly aligned with shareholders.

  Increasingly we are observing other investment advisors taking a stand on options and other corporate governance issues. We see more vigilance with respect to "hidden" compensation arrangements and board independence. Relative to most investment managers, we can happily report that most of our companies do not have the aforementioned issues. Part of our investment philosophy is to seek managements with good reputations that promulgate sound corporate governance policies.

  The second area where investors are concerned, and it is related to the first, is the quality of earnings. It is interesting to note that until the last quarter, IBM managed to meet or "beat" the consensus estimate, usually by that magical $0.01 per share, for sixteen straight quarters. This was accomplished at a time when sales were flat to up slightly. Aggressive assumptions on service contracts, pension gains, gains on sales of assets and other nonoperating events helped them achieve these results. Clearly these earnings were "managed." The sharp decline in IBM's stock recently may be reflecting some of the building skepticism about the quality of their earnings.

  As mentioned above, we fully expect to see a groundswell of legislation and additional oversight of accountants as well as laws and regulations to tighten accounting standards. We have always subscribed to the belief, however, that in a relatively free market, the system tends to self-correct. Indeed, we are already beginning to see that. Many of you may have read of the recent confrontation between General Electric and Pimco's Bill Gross, one of America's most prominent and successful long-term bond investors, wherein he questioned the veracity of some of GE's accounting practices and statements. The upshot of that rather vocal teleconference and its widely disseminated publication, was a significant spike up in GE's term borrowing costs. That got GE's attention!
The market can and will police itself, and we believe we are beginning to see it.

  Interestingly, we view very positively Standard & Poor's new "core" earnings proclamation. S&P's core earnings will include many of the items that some CEO's and Wall Street cheerleaders would rather exclude from their pro forma calculations. At FMI Common Stock Fund, Inc., we have defined this proliferation of pro forma earnings from Wall Street as "the earnings the corporations want to have, adjusting for the things for which they wish to forget." In most cases, pro forma earnings bear little relevance to an accurate reflection of the underlying corporate operation. The new S&P core earnings will include in expenses stock option grants, restructuring charges, as well as the write-down of the value of certain assets, pension costs and certain research and development items purchased in an acquisition. At the same time, the S&P will exclude from income items it doesn't consider as coming from the company's operating business, to include gains on its pension plan, asset sales,
          ---------
hedging operations, or nonoperating gains and losses.

  Will this be significant, and will it result in a valuation change for the S&Po We think that the answer, on both counts, is definitely, "Yes." To get a glimpse of that, one only needs to look at General Electric earnings for the last year, to see how those earnings stack up with S&P's new "core earnings" definition.

    RESTATEMENT OF GE'S 2002 EARNINGS TO COMPLY WITH S&P'S NEW CORE EARNINGS

    2001 EARNINGS PER SHARE AS REPORTED                       $1.42
    Changes from Asset Sales                                  (0.06)
    Stock Option Expense                                      (0.04)
    Less Pension Gains                                        (0.19)
    Other Adjustments                                         (0.02)
    GE'S CORE EARNINGS, ACCORDING TO S&P GUIDANCE             $1.11

  This effectively reduces GE's reported 2001 earnings by almost 22%, but more importantly, it takes GE's valuation from roughly 21x trailing 12-months earnings to almost 27.1x earnings which makes GE 29% more expensive. We would argue that this is a truer reflection of GE's operating earnings. With GE's stock cut nearly in half over the past year, the market may be beginning to recognize this.

  Over time we think that investors will begin to gravitate towards the type of adjustments seen above. A clearer picture of what companies are truly earning will take shape. The upshot for the general market (S&P 500), is likely to be an increase in the P/E ratio, from roughly 23-25x forward 12-months earnings to something closer to 30x - or almost 20% more expensive. Again, as we've discussed in many of our past letters, the market, even before these adjustments, was not cheap, and certainly after these adjustments will be even less so. Keep in mind that over the past 100 years, the average multiple for the S&P has been 14.5x earnings.

  What many investors have been going through is painful, and in some cases will change their lifestyles for years to come. The euphoria of the good times blinded many to the reality of excess valuations, and investors could not, or would not, believe what the unwinding of the excesses would entail. Overall, however, the self-cleansing process is healthy. Alan Greenspan observed back in 1996 that "irrational exuberance has unduly escalated asset values." With the market decline and stock implosion that we've witnessed in the past 24 months, we may revert to a mood of "irrational depression." That, however, will create the opportunities, and that is what we look forward to as value investors. As Warren Buffett has referenced in the past, Wall Street is one of the few places that can run a 30-40% off sale, yet buyers flee the store. Current valuation levels would suggest that we may not be there yet, but we sense a movement toward the doors and some good values beginning to surface.

  As always, we thank you for investing alongside your management team here at FMI Common Stock Fund, Inc., and we remain optimistic about the long-term future.

  Sincerely,

  /s/Ted D. Kellner        /s/Donald S. Wilson        /s/Patrick J. English

  Ted D. Kellner, C.F.A    Donald S. Wilson, C.F.A    Patrick J. English, C.F.A.
  President and            Vice President             Portfolio Manager
  Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

FMI Common Stock Fund, Inc.
STATEMENT OF NET ASSETS
June 30, 2002 (Unaudited)

 SHARES OR                                                            QUOTED
 PRINCIPAL                                                            MARKET
  AMOUNT                                                           VALUE(B)<F2>
 ---------                                                         ------------

LONG-TERM INVESTMENTS -- 89.7% (A)<F1>
COMMON STOCKS -- 85.5% (A)<F1>

COMMERCIAL SERVICES SECTOR -- 16.3%
-----------------------------------
             BUSINESS SERVICES -- 11.6%
   108,000   ABM Industries Inc.                                   $ 1,874,880
    65,000   ALLETE, Inc.                                            1,761,500
    95,300   G & K Services, Inc.                                    3,263,072
    42,200   Manpower Inc.                                           1,550,850
    80,000   Watson Wyatt &
               Company Holdings                                      1,937,600
                                                                   -----------
                                                                    10,387,902

             INDUSTRIAL SERVICES -- 4.7%
   217,700   Republic Services, Inc.                                 4,151,539

CONSUMER DISCRETIONARY SECTOR -- 17.3%
--------------------------------------

             CONSUMER DURABLES -- 2.4%
    71,000   Snap-on Inc.                                            2,107,990

             ENTERTAINMENT -- 0.8%
    71,800   Championship Auto
               Racing Teams, Inc.                                      707,230

             PUBLISHING-MISCELLANEOUS -- 2.7%
    38,250   Harte-Hanks, Inc.                                         786,037
    45,700   ProQuest Co.                                            1,622,350
                                                                   -----------
                                                                     2,408,387

             RETAIL TRADE -- 4.3%
   217,100   Casey's General Stores, Inc.                            2,613,884
    35,900   Family Dollar Stores, Inc.                              1,265,475
                                                                   -----------
                                                                     3,879,359

             TEXTILE-APPAREL
               MANUFACTURERS -- 7.1%
   121,200   Liz Claiborne, Inc.                                     3,854,160
   152,300   Paxar Corp.                                             2,551,025
                                                                   -----------
                                                                     6,405,185

CONSUMER STAPLES SECTOR -- 1.8%
-------------------------------

             FOOD & BEVERAGES -- 1.8%
    44,700   Lancaster Colony Corp.                                  1,594,002

ENERGY SECTOR -- 1.8%
---------------------

             OIL & GAS PRODUCERS -- 1.8%
    40,700   Stone Energy Corp.                                      1,638,175

FINANCIAL SERVICES SECTOR -- 12.0%
----------------------------------

             LIFE INSURANCE -- 3.4%
    91,850   Protective Life Corp.                                   3,040,235

             MULTI-LINE INSURANCE -- 8.6%
    90,500   Delphi Financial Group, Inc.                            3,923,175
   120,900   Old Republic International Corp.                        3,808,350
                                                                   -----------
                                                                     7,731,525

HEALTHCARE SECTOR -- 13.4%
--------------------------

             ANIMAL HEALTH -- 2.5%
    85,000   IDEXX Laboratories, Inc.                                2,192,150

             DENTAL -- 2.8%
    45,550   DENTSPLY International Inc.                             1,681,251
    46,300   Sybron Dental Specialties, Inc.                           856,550
                                                                   -----------
                                                                     2,537,801

             HEALTHCARE PRODUCTS -- 3.5%
    63,700   Apogent Technologies Inc.                               1,310,309
    45,600   Cambrex Corp.                                           1,828,560
                                                                   -----------
                                                                     3,138,869

             HEALTHCARE SERVICES -- 4.6%
    44,700   Lincare Holdings Inc.                                   1,443,810
    85,200   Renal Care Group, Inc.                                  2,653,980
                                                                   -----------
                                                                     4,097,790

MATERIALS & PROCESSING SECTOR -- 7.7%
-------------------------------------
             CHEMICALS -- 3.5%
    34,600   Minerals Technologies Inc.                              1,706,472
    28,500   Sigma-Aldrich Corp.                                     1,429,275
                                                                   -----------
                                                                     3,135,747

             CONTAINERS & PACKAGING-
               PAPER & PLASTIC -- 4.2%
    86,500   AptarGroup, Inc.                                        2,659,875
    40,900   Spartech Corp.                                          1,113,707
                                                                   -----------
                                                                     3,773,582

PRODUCER DURABLES SECTOR -- 3.0%
--------------------------------

             MACHINERY-INDUSTRIAL/SPECIALTY -- 3.0%
    33,100   Regal-Beloit Corp.                                        804,661
    93,200   Rockwell Automation Inc.                                1,862,136
                                                                   -----------
                                                                     2,666,797

TECHNOLOGY SECTOR -- 7.4%
-------------------------

             COMPUTER SERVICES
               SOFTWARE & SYSTEMS -- 5.3%
    70,000   Autodesk, Inc.                                            927,500
   131,100   Keane, Inc.                                             1,625,640
   142,200   MPS Group, Inc.                                         1,208,700
   278,000   Parametric Technology Corp.                               953,540
                                                                   -----------
                                                                     4,715,380

             MISCELLANEOUS TECHNOLOGY -- 2.1%
    93,100   Arrow Electronics, Inc.                                 1,931,825

UTILITIES SECTOR -- 4.8%
------------------------

             ELECTRICAL -- 1.9%
    68,800   Wisconsin Energy Corp.                                  1,738,576

             TELECOMMUNICATION -- 2.9%
    86,700   CenturyTel, Inc.                                        2,557,650
                                                                   -----------
                 Total common stocks                                76,537,696

REITS -- 4.2%(A)<F1>
   146,000   ProLogis                                                3,796,000
                                                                   -----------
                 Total long-term investments                        80,333,696

SHORT-TERM INVESTMENTS -- 10.0% (A)<F1>

             VARIABLE RATE DEMAND NOTES -- 10.0%
$4,300,000   Firstar Bank U.S.A., N.A.                               4,300,000
 3,000,000   Wisconsin Corporate
               Central Credit Union                                  3,000,000
 1,673,773   Wisconsin Electric Power Co.                            1,673,773
                                                                   -----------
                 Total short-term investments                        8,973,773
                                                                   -----------
                 Total investments                                  89,307,469

             Cash and receivables, less
               liabilities -- 0.3% (A)<F1>                             221,675
                                                                   -----------
                 NET ASSETS                                        $89,529,144
                                                                   -----------
                                                                   -----------
             Net Asset Value Per Share
               ($0.01 par value indefinite
               shares authorized), offering
               and redemption price
               ($89,529,144 / 4,558,771
               shares outstanding)                                 $     19.64
                                                                   -----------
                                                                   -----------

(a)<F1>   Percentages for the various classifications relate to net assets.
(b)<F2> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Short-term investments are valued at cost which approximates quoted market value.

                          FMI COMMON STOCK FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                 PAUL S. SHAIN
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                    U.S. BANK INSTITUTIONAL TRUST & CUSTODY
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Common Stock Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.